                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:

| |   Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to ss.  240.14a-11(c) or ss.  240.14a-12


                               ACMAT CORPORATION
                (Name of Registrant as Specified In Its Charter)

                                       N/A


(Name of Person(s) Filing Proxy Statement if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

| |   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
            Common Stock, par value $.01 per share

      (2)   Aggregate number of securities to which transaction applies: [ ]

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            $[  ]

      (4)   Proposed maximum aggregate value of transaction:  $[  ]

      (5)   Total fee paid:  $[  ]

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:  [  ]

      2)    Form, Schedule or Registration Statement No.:  [  ]

      3)    Filing Party:  [  ]

      4)    Date Filed:  [  ]

[ACMAT LOGO]

                                233 MAIN STREET
                           NEW BRITAIN, CT 06050-2350

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
                               ACMAT CORPORATION

                                   TO BE HELD
                                 JUNE 24, 1999

To the ACMAT Stockholders:

     The Annual Meeting of Stockholders of ACMAT CORPORATION will be held at ACMAT's headquarters, 233 Main Street, New Britain, CT, on June 24, 1999, at 11:00 A.M., for the following purposes:

     1. To elect six directors for the ensuing year;

     2. To approve the appointment of KPMG LLP as auditors of the books and accounts of the Company for the current fiscal year; and

     3. To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on April 22, 1999 will be entitled to notice of and to vote at this meeting.

     We hope that as many stockholders as possible will attend the Annual Meeting in person. Management will be present to answer any questions you may have with respect to the operations of the Company. We would appreciate it if you would complete, date, sign and return the enclosed proxy. A self-addressed envelope is enclosed for your convenience in returning the proxy to us.


                                          /s/ Henry W. Nozko, Sr.
                                          HENRY W. NOZKO, SR.
May 7, 1999                               Chairman of the Board and President

                               ACMAT CORPORATION
                  233 MAIN STREET, NEW BRITAIN, CT 06050-2350
                                 (860) 229-9000

                                PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors of ACMAT CORPORATION (sometimes referred to as "ACMAT", the "Company" or the "Corporation") for use at the Annual Meeting of Stockholders of the Company to be held on June 24, 1999, at 11:00 A.M., at ACMAT's headquarters, 233 Main Street, New Britain, CT, for the purposes set forth in the accompanying Notice of Annual Meeting. Any stockholder giving a proxy has the power to revoke it at any time prior to its exercise by giving written notice of its revocation to the Secretary of the Company, delivering a proxy bearing a later date or attending the Annual Meeting and voting in person.

  Outstanding Shares and Voting Rights

     On April 30, 1999, there were outstanding 589,908 shares of Common Stock and 2,389,308 shares of Class A Stock of the Company. Each share of Common Stock is entitled to one vote and each share of Class A Stock is entitled to 1/10 vote. Only stockholders of record at the close of business on April 22, 1999 will be entitled to vote at the Annual Meeting. These proxy materials will be mailed to stockholders on or about May 7, 1999.

  Security Ownership of Certain Beneficial Owners and Management

     As of April 30, 1999, no person was known to the Company to be the beneficial owner of more than five percent of its outstanding shares of Common Stock or Class A Stock except as set forth in the following table which also shows, as of that date, the total number of shares of each class of stock of the Company beneficially owned, and the percent of the outstanding class of stock so owned, by each director, each nominee for director, and by all directors and officers of the Company, as a group:

                                                                         PERCENTAGE        PERCENTAGE
                                 CLASS        NUMBER OF SHARES            OF CLASS          OF TOTAL
       BENEFICIAL OWNER         OF STOCK    BENEFICIALLY OWNED(1)        OUTSTANDING    VOTING POWER(16)
       ----------------         --------    ---------------------        -----------    ----------------
Henry W. Nozko, Sr. ..........  Common              438,000(2)(5)          68.45%            50.13%
                                Class A              60,000(2)(4)            2.46
Henry W. Nozko, Jr. ..........  Common              190,274(2)(3)(5)        29.73            23.37
                                Class A             167,574(2)(3)(6)         6.86
Victoria C. Nozko.............  Class A              42,000(7)               1.75              .50
John C. Creasy................  Common                3,300                   .56              .62
                                Class A              18,453(8)                .77
Sheet Metal Workers' National
  Pension Fund................  Class A           1,400,000(9)              36.95            14.42
Franklin Resources, Inc. .....  Class A             495,000(10)             20.72             5.96
Queensway Financial Holdings
  Limited.....................  Class A             432,200(11)             18.09             5.20
First Manhattan Co. ..........  Class A             307,816(12)             12.88             3.70
Investment Counselor of
  Maryland, Inc. .............  Class A             190,000(13)              7.95             2.29
EQSF Advisors, Inc. ..........  Class A             189,978(14)              7.95             2.29
U.S. Bancorp..................  Class A             179,800(15)              7.53             2.16
All Directors and Officers (7
  persons) as a Group.........  Common              631,574                 91.54            70.15
                                Class A             351,632                 13.03

---------------
 (1) The person listed has the sole power to vote the shares of Common Stock and Class A Stock listed above as beneficially owned by such person and has sole investment power with respect to such shares.

 (2) Does not include 14,260 shares of Common Stock nor 16,060 shares of Class A Stock held of record by ACMAT's qualified Thrift, Profit Sharing & Retirement Plan, of which Messrs. Nozko, Sr. and Nozko, Jr. are trustees. Address is 233 Main Street, New Britain, Connecticut 06050-2350.

 (3) Does not include 24,250 shares of Class A Stock and 6,500 shares of Common Stock held by Mr. Nozko, Jr. as custodian for his minor child nor 400 shares of Class A Stock and 3,750 shares of Common Stock held by his wife, Gloria C. Nozko.

 (4) Includes options to purchase 46,000 shares of Class A Stock.

 (5) Includes options to purchase 50,000 shares of Common Stock.

 (6) Includes options to purchase 45,000 shares of Class A Stock.

 (7) Includes options to purchase 15,000 shares of Class A Stock.

 (8) Includes options to purchase 16,500 shares of Class A Stock.

 (9) Assumes the full conversion of $15,400,000 principal amount of 11.5% Convertible Note into 1,400,000 shares of Class A Stock. The address of the Fund is Suite 500, 601 North Fairfax Street, Alexandria, VA 22314.

(10) Address of Franklin Resources, Inc. is 777 Mariners Island Blvd. San Mateo, CA 94404

(11) Address of Queensway Financial Holdings Limited is 90 Adelaide Street West, Toronto, Ontario M5H3V9.

(12) Address of First Manhattan Co. is 437 Madison Avenue, New York, NY 10022.

(13) Address of Investment Counselor's of Maryland, Inc. is 803 Cathedral Street, Baltimore, MD 21201.

(14) Address of EQSF Advisors, Inc. is 767 Third Avenue, New York, NY
     10017-2023.

(15) Address of U.S. Bancorp is 601 2nd Avenue South, Minneapolis, MN
     55402-4302.

(16) Based upon one vote for each share of Common Stock and one-tenth vote for each share of Class A Stock.

                           1.  ELECTION OF DIRECTORS

     The first purpose of the meeting is to elect a Board of Directors, six in number, for a term of one year and until their successors shall be elected and qualify in their stead. It is the intention of the persons named in the proxy to vote, unless otherwise instructed, the proxies for the election as directors of the six nominees listed below. Four of the nominees are presently directors of the Company previously elected by stockholders. In the event that any nominee should be unwilling or unable to serve as director (which is not now anticipated) the persons named as proxies reserve full discretion to vote for such other person as may be nominated by the Board of Directors.

     The following table shows for each director (a) his or her age, (b) the year in which the director first served as a director of the Company, (c) position with the Company and business experience during the past five years, including principal occupation, (d) his or her committee assignments, and (e) his or her other directorships. Each director is elected for a term of one year and until his or her successor shall be elected.

                                     DIRECTOR    POSITION WITH THE COMPANY AND BUSINESS EXPERIENCE DURING
            NAME              AGE     SINCE               LAST FIVE YEARS, INCLUDING OCCUPATION
            ----              ---    --------    --------------------------------------------------------
Henry W. Nozko, Sr.(1)......  79       1951      Chairman of the Board, President and Chief Executive
                                                 Officer of the Company. Chairman of the Board and
                                                 Director of United Coastal Insurance Company, ACSTAR
                                                 Holdings, Inc. and ACSTAR Insurance Company. Co-Chief
                                                 Executive Officer of United Coastal Insurance Company.
Henry W. Nozko, Jr.(1)......  52       1971      Executive Vice President, Chief Operating Officer, and
                                                 Treasurer of the Company. Member of the Audit Committee.
                                                 President, Co-Chief Executive Officer and Treasurer of
                                                 United Coastal Insurance Company. President and
                                                 Treasurer of ACSTAR Holdings, Inc. and ACSTAR Insurance
                                                 Company. Member, Boards of Directors of United Coastal
                                                 Insurance Company, ACSTAR Holdings, Inc., and ACSTAR
                                                 Insurance Company.
Victoria C. Nozko(1)........  80       1982      Housewife during past five years. Member of the Audit
                                                 Committee.
John C. Creasy..............  79       1987      Retired Chief Executive Officer of Danbury Hospital,
                                                 Member, Board of United Coastal Insurance Company.
                                                 Member of the Compensation Committee and Audit
                                                 Committee.
Arthur R. Moore.............  65         --      Former General President of Sheet Metal Workers'
                                                 International Association
Alfred T. Zlotopolski.......  52         --      General Secretary-Treasurer of the Sheet Metal Workers'
                                                 International Association as of March 1, 1999.
                                                 Previously was the Business Manager and President of
                                                 Local 36 of the Sheet Metal Workers' International
                                                 Association.

---------------
(1) Mr. Henry W. Nozko, Sr. and Mrs. Victoria C. Nozko are husband and wife and Mr. Henry W. Nozko, Jr. is their son.

  Committees and Meetings

     The Board of Directors of the Company held 3 meetings during 1998. The Company has two committees of its Board of Directors -- a Compensation Committee and an Audit Committee. During 1998 only the Compensation Committee held a meeting. The Audit Committee considers and reviews all matters arising in connection with external audit reports, auditors' management reports and related matters. These matters were discussed by the full Board of Directors throughout the year. The Compensation Committee reviews the compensation of all officers of the Company. The Company does not have a nominating committee.

                     REMUNERATION OF OFFICERS AND DIRECTORS

     The following table provides certain summary information regarding compensation of the Company's Chief Executive Officer and each of the four most highly compensated executive officers of the Company for the periods indicated.

                                                               ANNUAL              ALL OTHER
                                                          COMPENSATION(A)       COMPENSATION(B)
                                                          ---------------       ---------------
         NAME AND PRINCIPAL POSITION            YEAR     SALARY      BONUS
         ---------------------------            ----     ------      -----
Henry W. Nozko, Sr............................  1998    $447,200          --        $12,238
Chairman, President and                         1997    $430,000    $ 86,000        $10,591
Chief Executive Officer                         1996    $428,292    $172,000        $10,345

Henry W. Nozko, Jr............................  1998    $322,500          --        $12,120
Executive Vice President and                    1997    $310,000    $ 62,000        $10,488
Chief Operating Officer                         1996    $334,500    $124,000        $10,238

Robert H. Frazer, Esq.........................  1998    $171,600          --        $12,075
Vice President, Secretary and                   1997    $165,000    $ 33,000        $10,450
General Counsel                                 1996    $164,375    $ 49,500        $10,198

Michael P. Cifone.............................  1998    $114,400          --        $10,202
Vice President-Finance                          1997    $110,000    $ 22,000        $ 9,253
                                                1996    $109,583    $ 33,000        $10,090

---------------
(A) Amounts shown include cash compensation earned and received by the executive officers. There are no other forms of non-cash compensation or other perquisites for any executive officer.

    The Company has a Management Compensation Plan based upon earnings of the Company. As a guideline, the plan provides that participants may share in an incentive fund equal to 12% of pretax earnings, provided such pretax earnings amount to at least a 10% return on the Company's equity. However, both the participants and the amount of bonus are discretionary, provided the total amount of bonuses paid do not exceed the total incentive fund available. In addition, the Company may offer separate incentives and commissions on an individual basis.

(B) The amounts shown in this column represent contributions made by the Company to the Company's Thrift, Profit Sharing and Retirement Plan ("Plan"). The Plan provides that all nonunion employees employed on a full time or part time salaried basis are eligible to participate on the first day of January or July after twelve consecutive months of employment. The Company contributes amounts, as determined by the Board of Directors, to be allocated among the participants according to a formula based upon the employee's years of service and compensation. A participant becomes vested at the rate of 20% per year commencing after two years of service.

    Directors who are not employees of the Company are paid an annual fee of $4,000.

EMPLOYMENT ARRANGEMENT:

     The Board of Directors has authorized an arrangement under which Mr. Henry
W. Nozko, Sr., Chairman, President and Chief Executive Officer, will receive a five-year consulting agreement if and when he retires or otherwise ceases employment. The annual consulting fee will be based on Mr. Nozko's last year of employment. In the event of Mr. Nozko's death, the remainder of the consulting fee would be paid as a death benefit funded with the proceeds of life insurance policies owned by the Company.

     The following table provides information on options exercised during 1998 by the named Executive Officers and the value of their unexercised options at December 31, 1998. No options were granted in 1998.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR END 1998 OPTION VALUES

                                                                     NUMBER OF     VALUE OF UNEXERCISED
                                           SHARES                   UNEXERCISED        IN-THE-MONEY
                                          ACQUIRED       VALUE      OPTIONS AT           OPTIONS
NAME                                     ON EXERCISE    REALIZED    12/31/98(1)       AT 12/31/98(2)
----                                     -----------    --------    -----------    --------------------
Henry W. Nozko, Sr.
  -- ACMAT Class A Stock Options.......    15,000       $105,000      46,000             $172,500
  -- ACMAT Common Stock Options........        --             --      50,000             $550,000
Henry W. Nozko, Jr.
  -- ACMAT Class A Stock Options.......    16,000       $152,000      45,000             $235,750
  -- ACMAT Common Stock Options........        --             --      50,000             $550,000
Robert H. Frazer
  -- ACMAT Class A Stock Options.......    15,000       $142,500      35,000             $236,250
Michael P. Cifone
  -- ACMAT Class A Stock Options.......        --             --      10,000             $ 67,500

---------------
(1) Represents the number of options held at year end. All options were exercisable at December 31, 1998.

(2) Represents the total gain which would have been realized if all options for which the year-end stock price was greater than the exercise price were exercised on the last day of the year.

            REPORT OF THE BOARD OF DIRECTORS COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors is composed of a non-employee director. The Committee makes recommendations to the Board of Directors as to policies which govern both annual compensation and stock ownership programs for the Chief Executive Officer and certain other executive officers. Each year, salaries are determined and awards are made, if warranted, under the Management Compensation Plan.

     The Committee annually evaluates the Company's performance, executive compensation and incentive programs compared with our industry and with a broader group of companies.

     The Company's compensation programs are designed to reward executives for long-term strategic management and the enhancement of shareholder value, and are leveraged on the basis of performance in terms of both cash compensation and incentive plans, paying more with good performance and less when it is below standard. The Chief Executive Officer and other executive officers received salary increases of 4% during 1998. There were no awards made under the Management Compensation Plan based on the Company's performance in 1998.

     During 1999, the Compensation Committee will continue to carefully consider executive compensation in relation to the Company's performance compared to that of industry performance levels.

     The Company has no formal employment agreements.

        COMPENSATION COMMITTEE:

           John Creasy

                         ACMAT STOCK PERFORMANCE GRAPH

     The following chart compares the value of $100 invested on January 1, 1994 in the Company's Common Stock and Class A Stock and the NASDAQ Stock Market Index (U.S. Companies only) and the Center for Research in Security Prices
(CRSP) Index for Special Trade Contractors. The NASDAQ Stock Market Index represents a broad market group in which the Company participates.

[ACMAT STOCK PERFORMANCE GRAPH]

                                                                                          NASDAQ STOCK          CRSP INDEX FOR
                                         ACMAT CORPORATION      ACMAT CORPORATION      MARKET INDEX (U.S.       SPECIAL TRADE
                                            COMMON STOCK          CLASS A STOCK            COMPANIES)            CONTRACTORS
                                         -----------------      -----------------      ------------------       --------------
'1993'                                          100                    100                    100                    100
'1994'                                          136                    103                     98                     82
'1995'                                          144                    144                    138                     90
'1996'                                          180                    164                    170                     98
'1997'                                          189                    189                    208                     85
'1998'                                          196                    169                    294                     36

                    2.  APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected the firm of KPMG LLP to act as independent auditors for the Company for the fiscal year which began January 1, 1999. This firm has acted in a similar capacity for several years. The appointment will be submitted for approval by the stockholders at the meeting and the Board of Directors recommends a vote FOR approval.

     The Company has been advised by KPMG LLP that no member of that firm has any direct financial interest or any material indirect financial interest in the Company and that it has never had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director or employee.

     Representatives of KPMG LLP will be present at the meeting and will be afforded the opportunity to make a statement if they desire to do so. Such representatives will be available to respond to questions from the Company's stockholders regarding the Company's financial statements.

                             SHAREHOLDER PROPOSALS

     Proposals of stockholders for the 2000 Annual Meeting must be received by the Company at its offices addressed to its Secretary no later than April 1, 2000 to be considered for inclusion in the proxy statement and form of proxy relating to the 2000 Annual Meeting.

                                    GENERAL

     The cost of soliciting proxies will be borne by the Company. The only costs anticipated are those ordinarily incurred in connection with the preparation and mailing of proxy material.

     In addition to solicitation by mail, proxies may be solicited personally or by telephone by certain directors, officers and regular employees of the Company in the ordinary course of the performance of their duties and without extra compensation for such work.

     The Board of Directors knows of no other matters which will be presented to the meeting, but if any other matters should properly come before the meeting, the persons named in the accompanying form of proxy will vote on such matters in accordance with their best judgment. The shares represented by all effective proxies received by management will be voted. Unless otherwise specified in the proxy forms which are returned to management, such proxies will be voted as follows: (1) "FOR" the election, as directors, of the six nominees of the Board of Directors which are set forth under the heading "Election of Directors"; and
(2) "FOR" the approval of the selection of KPMG LLP as auditors.

                                          By order of the Board of Directors


                                          /s/ Robert H. Frazer
                                          ROBERT H. FRAZER
                                          Secretary

May 7, 1999

                                 CLASS A STOCK

                               ACMAT CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS JUNE 24, 1999

     The undersigned hereby appoints Henry W. Nozko, Sr. and Henry W. Nozko, Jr., as proxies each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all the shares of Class A Stock of ACMAT Corporation held of record by the undersigned on April 22, 1999 at the Annual Meeting of Shareholders to be held on June 24, 1999, or any adjournment thereof.

                         (TO BE SIGNED ON REVERSE SIDE)



                                                                     SEE REVERSE
                                                                         SIDE

              - PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED -


A         PLEASE MARK YOUR
  / X /   VOTES AS IN THIS
          EXAMPLE.

                             WITHHOLD Authority
                    FOR         to vote for
               all nominees    all nominees                                                                   FOR   AGAINST  ABSTAIN
                                            Nominees: H. Nozko, Sr.   2. Proposal to approve the appointment
1.  Election of                                       H. Nozko, Jr.      of KPMG LLP as auditors of the        / /     / /      / /
    Directors.  / /                / /                V. Nozko           Corporation
                                                      J. Creasy
                                                      A. Moore        3. In their discretion, the proxies are authorized to vote
                                                      A. Zlotopoloski    upon other business as may properly come before the
INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR                          meeting.
ANY INDIVIDUAL NOMINEE(S), DO NOT CHECK EITHER BOX
AND INSTEAD WRITE THAT NOMINEE'S NAME(S) IN THE                          THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
SPACE PROVIDED BELOW                                                     MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.
                                                                         IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
                                                                         PROPOSALS 1 AND 2.
----------------------------------------------------
                                                                         PLEASE MARK, SIGN AND RETURN THE PROXY FORM PROMPTLY
                                                                         USING THE ENCLOSED ENVELOPE.







SIGNATURE(S):                                      Date:
             ------------------------------------       ------------------------
NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an Attorney, Executor, Administrator, Trustee or Guardian, please give full title as such. If a Corporation, please sign in full corporate name by President or other authorized Officer. If a partnership, please sign in partnership name by authorized person.

                                  COMMON STOCK

                               ACMAT CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS JUNE 24, 1999

     The undersigned hereby appoints Henry W. Nozko, Sr. and Henry W. Nozko, Jr., as proxies each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all the shares of Common Stock of ACMAT Corporation held of record by the undersigned on April 22, 1999 at the Annual Meeting of Shareholders to be held on June 24, 1999, or any adjournment thereof.

                         (TO BE SIGNED ON REVERSE SIDE)



                                                                     SEE REVERSE
                                                                         SIDE

              - PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED -


A         PLEASE MARK YOUR
  / X /   VOTES AS IN THIS
          EXAMPLE.

                             WITHHOLD Authority
                    FOR         to vote for
               all nominees    all nominees                                                                   FOR   AGAINST  ABSTAIN
                                            Nominees: H. Nozko, Sr.   2. Proposal to approve the appointment
1.  Election of                                       H. Nozko, Jr.      of KPMG Peat Marwick LLP as auditors  / /     / /      / /
    Directors. / /                / /                 V. Nozko           of the Corporation
                                                      J. Creasy
                                                      A. Moore        3. In their discretion, the proxies are authorized to vote
                                                      A. Zlotopoloski    upon other business as may properly come before the
INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR                          meeting.
ANY INDIVIDUAL NOMINEE(S), DO NOT CHECK EITHER BOX
AND INSTEAD WRITE THAT NOMINEE'S NAME(S) IN THE                          THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
SPACE PROVIDED BELOW                                                     MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.
                                                                         IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
                                                                         PROPOSALS 1 AND 2.
----------------------------------------------------
                                                                         PLEASE MARK, SIGN AND RETURN THE PROXY FORM PROMPTLY
                                                                         USING THE ENCLOSED ENVELOPE.







SIGNATURE(S):                                      Date:
             ------------------------------------       ------------------------
NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an Attorney, Executor, Administrator, Trustee or Guardian, please give full title as such. If a Corporation, please sign in full corporate name by President or other authorized Officer. If a partnership, please sign in partnership name by authorized person.